                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                  Form 8-K/A-2


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES AND EXCHANGE ACT OF 1934



                          Date of Report: May 17, 1998
                        (Date of earliest event reported)


                         First Charter Corporation

           -----------------------------------------------------
         (Exact name of registrant as specified in its charter)


                             North Carolina
             ---------------------------------------------
             (State or other jurisdiction of incorporation)


        0-15829                                56-1355866
        -------                                ----------
(Commission File Number)             (IRS Employer Identification Number)



                       22 Union Street, North
                       Concord, North Carolina
                      -----------------------
              (Address of principal executive offices)


                               28025
                             ---------
                             (Zip Code)


 Registrant's telephone number, including area code: (704) 786-3300

              INFORMATION TO BE INCLUDED IN THE REPORT

      The Current Report on Form 8-K dated May 17, 1998 and filed with the Securities and Exchange Commission on May 28, 1998, as amended by Form 8-K/A-1 filed on August 4, 1998, is further amended to include the following:

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS


(b) Pro Forma Financial Information.

         The following tables contain unaudited pro forma condensed consolidated financial statements including a balance sheet as of June 30, 1998 and statements of earnings for the three and six months ended June 30, 1998 and 1997 and the years ended December 31, 1997, 1996 and 1995. These statements present on a pro forma basis historical results for FCC and HFNC as though the Merger had been consummated as of January 1, 1995.

         The pro forma condensed consolidated financial statements and per share information for the years ended December 31, 1997, 1996 and 1995 include historical operating results of HFNC on a calendar year basis rather than on a June 30 fiscal year basis as originally reported. Such calendar year financial results and per share information for HFNC have not been audited.

         The Merger is expected to be accounted for using the pooling-of-interests method of accounting. Pro forma financial information is presented for information purposes only and is not necessarily indicative of the results of operations or combined financial position that would have resulted had the Merger been consummated at the dates or during the periods indicated, nor are they necessarily indicative of future results of operations or combined financial position.

         The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the consolidated historical financial statements of FCC and HFNC. Pro forma results are not necessarily indicative of future operating results.

               First Charter Corporation and Subsidiaries
               Unaudited Pro Forma Condensed Balance Sheet
                            June 30, 1998



                            _________________________________________________
                                                                  Pro Forma
                                                    Pro Forma   Combined FCC
                                FCC        HFNC     Adjustments   and HFNC
                            __________________________________________________
                                         (Dollars in thousands)

ASSETS
Cash and due from banks     $  40,300    $  7,403    $   5,379 (2) $    53,082
Interest-bearing bank
  deposits                        342      19,119          -            19,461
Securities available
  for sale:
   U.S. government
    obligations                13,752         -            -            13,752
   U.S. government
    agency obligations         40,347      90,616          -           130,963
   Mortgage-backed
    securities                  8,021      42,106          -            50,127
   State and municipal
    obligations, nontaxable    86,835        -             -            86,835
   Other                       15,281      16,848          -            32,129
                             _________    ________     ____________  __________
    Total securities available
     for sale                 164,236     149,570          -           313,806
                             _________    ________     ____________  __________
Loans                         569,852     813,423          -         1,383,275
  Less: Unearned income          (157)       -             -             (157)
        Allowance for loan
         losses                (8,215)     (7,033)         -           (15,248)
                             _________    ________     ____________  __________
    Loans, net                561,480     806,390          -         1,367,870
                             _________    ________     ____________  __________
Premises and equipment,
   net                         17,142       9,832          -            26,974
Other assets                    9,552      14,962        2,581 (2)      27,095
                             _________   _________     ____________  __________
         Total assets        $793,052  $1,007,276      $ 7,960      $1,808,288
                             =========  ==========     ============  ==========

LIABILITIES AND SHAREHOLDERS' EQUITY
Deposits, domestic:
  Noninterest-bearing        $104,746  $   15,132      $    -        $ 119,878
  Interest-bearing:
    NOW accounts               98,070      77,352           -          175,422
    Time                      374,442     250,348           -          624,790
    Certificates of deposit
     greater than $100,000     72,954      87,669           -           160,623
                             ________  __________      _____________  ________
       Total deposits         650,212     430,501           -        1,080,713
  Other borrowings             53,583     393,800           -          447,383
  Other liabilities             5,606      12,080        4,360 (2)(3)   22,046
                             _______   __________      _____________  ________
    Total liabilities         709,401     836,381        4,360       1,550,142
                             _______   __________      _____________ _________

SHAREHOLDERS' EQUITY

FCC Common Stock -- no par
 value; authorized 25,000,000
 shares; issued and outstand-
 ing, 9,361,319 shares
 (pro forma-authorized,
 50,000,000 shares; issued
 and outstanding
 19,161,044 shares)(4)       51,063        -              89,808(1)(2) 140,871

HFNC Common Stock -- $.01
 par value; authorized,
 25,000,000 shares;
 issued and outstanding,
 17,192,500 shares             -           172              (172)(1)      -

Additional paid-in capital     -        89,990           (89,990)(1)      -
ESOP loan and unvested
  restricted stock             -       (19,415)           19,415 (2)      -
Unrealized gain on
  securities available
  for sale                   3,995       1,271               -           5,266
Retained earnings           28,593      98,877           (15,461)(2)(3)112,009
                          _________   _________      _______________   ________
     Total shareholders'
      equity                83,651     170,895             3,600        258,146
                          _________   _________      _______________   ________
     Total liabilities
      and shareholders'
      equity            $  793,052   $1,007,276         $  7,960     $1,808,288
                         =========    =========       ===============  =========

See notes to pro forma condensed financial information.

                 First Charter Corporation and Subsidiaries
              Unaudited Pro Forma Condensed Statement of Earnings
                 For the Six Months Ended June 30, 1998


                           _______________________________________________
                                                                 Pro Forma
                                                                  Combined
                                                   Pro Forma       FCC and
                              FCC        HFNC     Adjustments       HFNC
                           ________________________________________________
                           (Dollars in thousands, except per share amounts)


Interest and fees on loans  $ 25,429  $ 31,564    $      -       $ 56,993
Interest on investments
 and securities                4,661     5,485           -         10,146
Other interest                    74       -             -             74
                            ________  ________    ____________  __________
  Total interest income       30,164    37,049           -         67,213
                            ________  ________    ____________  __________
Interest on deposits          11,645    11,179           -         22,824
Interest on borrowings         1,284    10,362           -         11,646
                            ________  ________    ____________  __________
  Total interest expense      12,929    21,541           -         34,470
                            ________  ________    ____________  __________
  Net interest income         17,235    15,508           -         32,743
Provision for loan losses      1,295      (33)           -          1,262
                           ________  ________   _____________  __________
 Net interest income after
  provision for loan
  losses                      15,940    15,541           -          31,481
Noninterest income             5,587     2,379           -           7,966
Noninterest expense           12,746     7,075           -          19,821
                            ________  ________  _______________  _________
  Income before income
   taxes                       8,781    10,845           -          19,626
Income taxes                   2,580     4,243           -           6,823
                            ________  ________  _______________  _________
  Net income                $  6,201  $  6,602     $     -       $  12,803
                            ========  ========  ===============  =========

Basic net income per share:
 Income from continuing operations
 before nonrecurring charges
 directly attributable to the
 transaction                $  0.66   $  0.42      $     -        $   0.70
                           =========  ========  ===============  ==========

Weighted average common
 shares                    9,329,106  15,765,064         -       18,315,192
                           ========= ========= =============== ===========
Diluted net income per share:
 Income from continuing operations
 before nonrecurring charges
 directly attributable to the
 transaction                 $ 0.66   $  0.41      $     -         $   0.68
                          ==========  =========  =============== ==========

Weighted average common
   shares                   9,460,334  16,232,150        -        18,712,660
                         =========== ========= =============== ===========

See notes to pro forma condensed financial information.

                    First Charter Corporation and Subsidiaries
                Unaudited Pro Forma Condensed Statement of Earnings
                      For the Six Months Ended June 30, 1997

                           _______________________________________________
                                                                 Pro Forma
                                                                  Combined
                                                   Pro Forma       FCC and
                              FCC        HFNC     Adjustments       HFNC
                           _______________________________________________
                           (Dollars in thousands, except per share amounts)


Interest and fees on loans  $ 22,179  $ 25,872      $    -       $ 48,051
Interest on investments
 and securities                4,456     7,258           -         11,714
Other interest                   160       -             -            160
                            ________  ________    ____________  __________
  Total interest income       26,795    33,130           -         59,925
                            ________  ________    ____________  __________
Interest on deposits          10,909    11,683           -         22,592
Interest on borrowings           941     6,715           -          7,656
                            ________  ________    ____________  __________
  Total interest expense      11,850    18,398           -         30,248
                            ________  ________    ____________  __________
  Net interest income         14,945    14,732           -         29,677
Provision for loan losses      1,016      (20)           -            996
                           ________  ________   _____________  __________
 Net interest income after
  provision for loan
  losses                      13,929    14,752           -          28,681
Noninterest income             4,471       570           -           5,041
Noninterest expense           10,501     8,975           -          19,476
                            ________  ________  _______________  _________
  Income before income
   taxes                       7,899     6,347           -          14,246
Income taxes                   2,399     2,443           -           4,842
                            ________  ________  _______________  _________
  Net income                $  5,500  $  3,904      $    -       $   9,404
                            ========  ========  ===============  =========

Basic net income per share:
 Income from continuing operations
 before nonrecurring charges
 directly attributable to the
 transaction                $  0.60   $  0.25       $    -        $   0.52
                            ========  ======== =================  ========

Weighted average common
 shares                    9,224,101 15,675,782          -      18,159,297
                           ========= ======== ================= =========
Diluted net income per share:
 Income from continuing operations
 before nonrecurring charges
 directly attributable to the
 transaction                 $ 0.59   $  0.24       $    -        $   0.50
                             =======  ======== =================  ==========

Weighted average common
  shares                    9,257,945  16,473,565        -        18,647,877
                            ========== ========== ============ ==============

See notes to pro forma condensed financial information.

                 First Charter Corporation and Subsidiaries
              Unaudited Pro Forma Condensed Statement of Earnings
                   For the Three Months Ended June 30, 1998

                          _________________________________________________
                                                                  Pro Forma
                                                                  Combined
                                                   Pro Forma       FCC and
                              FCC        HFNC     Adjustments       HFNC
                          _________________________________________________
                           (Dollars in thousands, except per share amounts)

Interest and fees on loans  $ 12,908  $ 16,010     $    -        $ 28,918
Interest on investments
 and securities                2,303     2,879          -           5,182
Other interest                    23       -            -              23
                            ________  ________    ____________  __________
  Total interest income       15,234    18,889          -          34,123
                            ________  ________    ____________  __________
Interest on deposits           5,825     5,589          -          11,414
Interest on borrowings           663     5,613          -           6,276
                            ________  ________    ____________  __________
  Total interest expense       6,488    11,202          -          17,690
                            ________  ________    ____________  __________
  Net interest income          8,746     7,687          -          16,433
Provision for loan losses        585        15          -             600
                            ________  ________   _____________  __________
 Net interest income after
  provision for loan
  losses                       8,161     7,672          -           15,833
Noninterest income             3,021     1,208          -            4,229
Noninterest expense            6,657     3,223          -            9,880
                            ________  ________  _______________  _________
  Income before income
   taxes                       4,525     5,657          -           10,182
Income taxes                   1,335     2,213          -            3,548
                            ________  ________  _______________  _________
  Net income                $  3,190   $ 3,444    $     -        $   6,634
                            ========  ========  ===============  =========

Basic net income per share:
 Income from continuing operations
 before nonrecurring charges
 directly attributable to the
 transaction                $  0.34   $  0.22     $     -         $   0.36
                           ========  ========== ================  =========

Weighted average common
 shares                    9,347,706  15,811,255        -        18,360,121
                           ======== =========== =============== ==========
Diluted net income per share:
 Income from continuing operations
 before nonrecurring charges
 directly attributable to the
 transaction                 $ 0.34   $  0.21      $    -         $   0.35
                           ========== =========   =============  ==========

Weighted average common
 shares                    9,471,050  16,271,036        -        18,745,541
                           ========== ==========   ============  ===========

See notes to pro forma condensed financial information.

                 First Charter Corporation and Subsidiaries
              Unaudited Pro Forma Condensed Statement of Earnings
                   For the Three Months Ended June 30, 1997

                         ___________________________________________________
                                                                Pro Forma
                                                                 Combined
                                                   Pro Forma       FCC and
                              FCC        HFNC     Adjustments       HFNC
                         ____________________________________________________
                             (Dollars in thousands, except per share amounts)

Interest and fees on loans  $ 11,496  $ 13,266    $     -        $ 24,762
Interest on investments
 and securities                2,236     3,248          -           5,484
Other interest                    73       -            -              73
                            ________  ________    ____________  __________
  Total interest income       13,805    16,514          -          30,319
                            ________  ________    ____________  __________
Interest on deposits           5,594     5,882          -          11,476
Interest on borrowings           449     3,810          -           4,259
                            ________  ________    ____________  __________
  Total interest expense       6,043    9,692           -          15,735
                            ________  ________    ____________  __________
  Net interest income          7,762    6,822           -          14,584
Provision for loan losses        607    (259)           -             348
                            ________  ________   _____________  __________
 Net interest income after
  provision for loan
  losses                       7,155    7,081           -          14,236
Noninterest income             2,257      256           -           2,513
Noninterest expense            5,363    4,031           -           9,394
                            ________  ________  _______________  _________
  Income before income
   taxes                       4,049    3,306           -           7,355
Income taxes                   1,235    1,273           -           2,508
                            ________  ________  _______________  _________
  Net income                $  2,814  $ 2,033     $     -        $  4,847
                            ========  ========  ===============  =========

Basic net income per share:
 Income from continuing operations
 before nonrecurring charges
 directly attributable to the
 transaction                $  0.31   $  0.13     $     -         $   0.27
                           ========= =========  ===============  =========

Weighted average common
 shares                    9,233,420  15,565,989        -         18,106,034
                           ========= ===========  =============   ===========
Diluted net income per share:
 Income from continuing operations
 before nonrecurring charges
 directly attributable to the
 transaction                 $ 0.30   $  0.12      $    -          $   0.26
                            ========  ========= ================  =========

Weighted average common
 shares                    9,264,852  16,476,494        -        18,656,454
                           =========  ========== =============  ============

See notes to pro forma condensed financial information.

                 First Charter Corporation and Subsidiaries
              Unaudited Pro Forma Condensed Statement of Earnings
                 For the Fiscal Year Ended December 31, 1997


                             _______________________________________________
                                                                   Pro Forma
                                                                    Combined
                                                     Pro Forma       FCC and
                                FCC        HFNC     Adjustments       HFNC
                             ________________________________________________
                             (Dollars in thousands, except per share amounts)


Interest and fees on loans  $  46,427    $ 54,285     $     -     $100,712
Interest on investments
 and securities                 8,934      12,828           -       21,762
Other interest                    593         -             -          593
                             ________    ________    ___________  __________
  Total interest income        55,954      67,113           -      123,067
                             ________    ________    ___________  __________
Interest on deposits           22,812      23,522           -       46,334
Interest on borrowings          1,939      14,555           -       16,494
                             ________    ________    ___________  __________
  Total interest expense       24,751      38,077           -       62,828
                             ________    ________    ___________  __________
  Net interest income          31,203      29,036           -       60,329
Provision for loan losses       2,702         (18)          -        2,684
                             ________    ________   ____________  __________
 Net interest income after
  provision for loan
  losses                      28,501       29,054           -       57,555
Noninterest income             9,452        5,875           -       15,327
Noninterest expense           25,642       17,305           -       42,947
                             ________    ________  ______________  _________
  Income before income
   taxes                      12,311       17,624           -       29,935
Income taxes                   3,910        6,855           -       10,765
                             ________    ________  ______________  _________
  Net income                 $ 8,401     $ 10,769     $     -     $ 19,170
                             ========    ========  ==============  =========

Basic net income per share:
 Income from continuing operations
 before nonrecurring charges
 directly attributable to the
 transaction                 $   0.91    $   0.69     $     -         $  1.06
                             =========   ========  ===============  =========

Weighted average common
 shares                      9,236,786  15,644,465          -        18,154,131
                             =========  ========== ===============  ==========
Diluted net income per share:
 Income from continuing operations
 before nonrecurring charges
 directly attributable to the
 transaction                 $   0.90   $     0.66    $     -       $   1.03
                             =========  ========== ===============  =========

Weighted average common
  shares                     9,339,060  16,418,224          -       18,697,448
                             =========  ========== ===============  ==========

See notes to pro forma condensed financial information.

                    First Charter Corporation and Subsidiaries
                Unaudited Pro Forma Condensed Statement of Earnings
                      For the Fiscal Year Ended December 31, 1996

                             _______________________________________________
                                                                   Pro Forma
                                                                    Combined
                                                     Pro Forma       FCC and
                                FCC        HFNC     Adjustments       HFNC
                             _______________________________________________
                             (Dollars in thousands, except per share amounts)


Interest and fees on loans  $  41,170   $  43,774    $    -       $  84,944
Interest on investments
 and securities                 9,011      16,859         -          25,870
Other interest                    726         -           -             726
                              ________    ________   ___________  __________
  Total interest income        50,907      60,633         -         111,540
                              ________    ________   ___________  __________
Interest on deposits           21,143      24,446         -          45,589
Interest on borrowings          1,654       5,067         -           6,721
                              ________    ________   ___________  __________
  Total interest expense       22,797      29,513         -          52,310
                              ________    ________   ___________  __________
  Net interest income          28,110      31,120         -          59,230
Provision for loan losses       1,540         333         -           1,873
                              ________    ________   ___________  __________
 Net interest income after
  provision for loan
  losses                       26,570      30,787         -          57,357
Noninterest income              7,271       1,266         -           8,537
Noninterest expense            19,354      17,214         -          36,568
                              ________    ________   ___________  __________
  Income before income
   taxes                       14,487      14,839         -          29,326
Income taxes                    4,418       5,305         -           9,723
                              ________    ________   ___________  __________
  Net income                 $ 10,069     $ 9,534     $   -         $ 19,603
                              ========    ========   ===========  ==========

Basic net income per share:
 Income from continuing operations
 before nonrecurring charges
 directly attributable to the
 transaction                  $   1.10     $  0.58    $   -        $  1.06
                             =========    =========  ===========  ==========

Weighted average common
 shares                       9,183,738   16,322,582      -        18,487,610
                             ==========   ==========  ===========  ==========
Diluted net income per share:
 Income from continuing operations
 before nonrecurring charges
 directly attributable to the
 transaction                  $  1.09      $  0.58     $   -        $  1.06
                             =========    =========  ============  ==========

Weighted average common
  shares                     9,234,946   16,322,582        -       18,538,818
                             =========   ==========  ============  ==========

See notes to pro forma condensed financial information.

                 First Charter Corporation and Subsidiaries
              Unaudited Pro Forma Condensed Statement of Earnings
                   For the Fiscal Year Ended December 31, 1995

                          _________________________________________________
                                                                  Pro Forma
                                                                  Combined
                                                   Pro Forma       FCC and
                              FCC        HFNC     Adjustments       HFNC
                          _________________________________________________
                           (Dollars in thousands, except per share amounts)

Interest and fees on loans $ 36,619  $  39,241     $     -     $  75,860
Interest on investments
 and securities               8,240      8,035           -        16,275
Other interest                1,076        -             -         1,076
                            ________  ________    ____________  __________
  Total interest income      45,935     47,276           -        93,211
                            ________  ________    ____________  __________
Interest on deposits         18,481     26,541           -        45,022
Interest on borrowings        1,355      1,406           -         2,761
                            ________  ________    ____________  __________
  Total interest expense     19,836     27,947           -        47,783
                            ________  ________    ____________  __________
  Net interest income        26,099     19,329           -        45,428
Provision for loan losses     1,991        340           -         2,331
                            ________  ________   _____________  __________
 Net interest income after
  provision for loan
  losses                     24,108     18,989           -        43,097
Noninterest income            6,278      1,964           -         8,242
Noninterest expense          19,181     12,669           -        31,850
                            ________  ________  _______________  _________
  Income before income
   taxes                     11,205      8,284           -        19,489
Income taxes                  2,901      2,730           -         5,631
                            ________  ________  _______________  _________
  Net income before
   cumulative effect of
   change in accounting
   principle                  8,304      5,554           -        13,858
  Cumulative effect of
   change in accounting
   principle                    -       (1,050)          -        (1,050)
                             ========  ========  =============== ==========
  Net income                $ 8,304    $ 4,504      $    -       $12,808



Basic net income per share:
 Income from continuing operations
 before nonrecurring charges
 directly attributable to the
 transaction               $  0.95       n/a       $     -          $  1.46
                           ========  ========== ================  =========

Weighted average common
 shares                   8,779,066      n/a             -        8,779,066
                         =========== ============ =============   =========

Diluted net income per share:
 Income from continuing operations
 before nonrecurring charges
 directly attributable to the
 transaction                $  0.94      n/a      $     -          $  1.45
                           =========  =========  ===============   =========

Weighted average common
  shares                  8,846,355      n/a            -          8,846,355
                          ========= ============= =============== ==========

See notes to pro forma condensed financial information.

                    Notes to the Unaudited June 30, 1998
                  Pro Forma Condensed Financial Information


     The unaudited FCC and HFNC Pro Forma Condensed Financial
Information is based upon the following adjustments, reflecting the consummation of the Merger of FCC and HFNC assuming the two companies had been combined for each period presented using the pooling-of-interests method of accounting. Actual amounts may differ from those reflected in the unaudited Pro Forma Condensed Financial Information.

NOTE 1

     FCC will exchange 0.57 of a share of FCC Common Stock for each share of HFNC Common Stock outstanding immediately prior to the Effective Time (except for shares of HFNC Common Stock held by FCC or HFNC or their respective subsidiaries, other than in a fiduciary capacity or as a result of debts previously contracted, which shall be canceled). The pro forma issued number of shares of FCC Common Stock does not reflect the exercise of options to acquire shares of HFNC Common Stock. Options to acquire 1,545,060 shares of HFNC Common Stock were outstanding at June 30, 1998.





Shares of HFNC Common Stock                  17,192,500
Exchange Ratio                                     0.57
Shares of FCC Common Stock Issued             9,799,725



     The following adjusting entry was made to the unaudited Pro
Forma Condensed Balance Sheet to reflect this transaction:





Common Stock -- HFNC                        $   171,925
Additional paid-in Capital                   89,990,396
     Common Stock -- FCC                                 90,162,321



NOTE 2

     At June 30, 1998, HFNC had a $7.5 million loan balance related to the internally leveraged HFNC ESOP. Pursuant to the terms of the HFNC ESOP, FCC will sell enough common stock shares to repay this inter-company debt. All additional shares remaining in the HFNC ESOP will be allocated to employees' individual accounts. FCC will incur a one-time charge related to this allocation of remaining shares, which is reflected in the unaudited
Pro Forma Condensed Balance Sheet as a reduction of retained earnings of $5,125,645 (see Note 3). At June 30, 1998, the HFNC ESOP had
907,614 shares of stock not allocated to employees' individual accounts. FCC will exchange 0.57 of a share of FCC Common Stock for each unallocated share used to pay off the inter-company debt and allocate remaining shares to HFNC employees' individual accounts. The following adjusting entry was made to the unaudited
Pro Forma Condensed Balance Sheet to reflect this transaction:




Cash                                  $7,549,138
Retained Earnings                      5,125,645
  ESOP Loan and Unvested Restricted
   Stock                                               10,694,904
  Common Stock --FCC                                    1,979,879


     Upon consummation of the Merger approximately 371,000 shares of unvested restricted stock grants will vest immediately under the HFNC Management Retention and Recognition Plan ("MRRP").
This accelerated vesting will result in a one-time charge to HFNC's income statement upon consummation, which is reflected in the unaudited Pro Forma Condensed Balance Sheet as a reduction of retained earnings of $4,533,667, net of tax (see Note 3). FCC will exchange 0.57 of a share of FCC Common Stock for each vested share of restricted stock outstanding. All ungranted shares will be retired. The following adjusting entry was made to the unaudited Pro Forma Condensed Balance Sheet to reflect this transaction:


Retained Earnings                    $4,533,667
Accrued Liabilities                   1,441,261
Deferred Tax Asset                    2,581,413
Common Stock -- FCC                   2,334,275
  HFNC ESOP Loan and Unvested
   Restricted Stock                                   8,720,638
  Cash                                                2,169,978

NOTE 3

     FCC anticipates one-time merger and related charges of $18.9 million ($15.5 million, net of tax effects) in connection with the Merger. Dissolution of the HFNC ESOP and the HFNC MRRP (representing $9.7 million of the $19.7 million) along with professional fees associated with the transaction (including fixed financial advisor fees, as well as attorneys' and accountants' fees) are expected to represent the largest portion of the expenses and charges, as well as estimated expenses associated with various severance-related obligations. The impact of these adjustments, net of tax effects, has been reflected in the unaudited Pro Forma Condensed Balance Sheet as of June 30, 1998, but has not been reflected in the unaudited Pro Forma Condensed Statements of Earnings.

NOTE 4

     In connection with the Merger, FCC intends to repurchase, from time to time in open market purchases or in privately negotiated transactions, up to 750,000 shares of FCC Common Stock. FCC may effect such repurchases on an equivalent basis in shares of HFNC Common Stock. The impact of the stock repurchase is not reflected in the Pro Forma Condensed Consolidated Financial Information.

(c)      Exhibits.

         The following exhibits are filed herewith:




  EXHIBIT NO.                 DESCRIPTION OF EXHIBIT

     99.1             Joint News Release (1)

     99.2             Analyst Materials (1)

     99.3             Consolidated Financial Statements of
                      HFNC Financial Corp. and Report of
                      Deloitte & Touche LLP(1)

     99.4             Consent of Deloitte & Touche LLP(1)



----------
(1)  Previously filed.




                           SIGNATURE

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                FIRST CHARTER CORPORATION
                                Registrant


                                By:  /s/ ROBERT O. BRATTON
Date: September 10, 1998             Robert O. Bratton
                                     Vice President and Controller